UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):October 16, 2007

Industrial Enterprises of America, Inc.
(formerly known as Advanced Bio/Chem, Inc.)
(Exact name of registrant as specified in its charter)

Nevada	1-32881	13-3963499
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

711 Third Avenue, Suite 1505, New York, New York	10017
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code	(212) 490-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Section 3.01 — Securities and Trading Markets
Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 16, 2007, Industrial Enterprises of America, Inc., a Nevada corporation (the “Company”) received a notice from The Nasdaq Stock Market (“Nasdaq”) that Nasdaq has determined that trading of the Company’s common stock will be suspended at the opening of business on October 25, 2007, and a Form 25-NSE will be filed with the Securities and Exchange Commission, which will remove the Company’s securities from listing and registration on Nasdaq, unless the Company requests an appeal of such determination. Nasdaq stated in the notice that the reason for the determination was that Nasdaq had not received the Company’s Annual Report on Form 10-K for the year ended June 30, 2007 as required by Marketplace Rule 4310(c)(14).

As permitted by the Nasdaq notice, the Company has appealed the determination by requesting a hearing before the Nasdaq Listing Qualifications Panel (the “Panel”). According to the Nasdaq notice, a hearing request will stay the suspension of the Company’s securities and the filing of the Form 25-NSE pending the Panel’s decision.
The Nasdaq notice further provides that Marketplace Rule 4804(b) requires that the Company, as promptly as possible but no later than four business days from the receipt of the notice, make a public announcement through the news media which discloses the receipt of the letter and the Nasdaq rules upon which it is based. On October 19, 2007, the Company issued a press release to comply with Marketplace Rule 4804(b) and such press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Section 7 — Regulation FD
Item 7.01 Regulation FD Disclosure.

The information disclosed above in Item 3.01 is incorporated herein by reference.

On October 19, 2007, the Company issued a press release announcing the information set forth above. The press release furnished with this Current Report on Form 8-K provides details not included in previously issued reports of the Company and is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Section 9 - Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description
99.1	Press Release of Industrial Enterprises of America, Inc., October 19, 2007.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Industrial Enterprises of America, Inc.

October 22, 2007
By:  /s/ John Mazzuto
Name: John D. Mazzuto
Title: Chief Executive Officer